UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

INDIVIOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37835	41-2520873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10710 Midlothian Turnpike, Suite 125 North Chesterfield, VA	23235
(Address of principal executive offices)	(Zip Code)

(804) 379-1090

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INDV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 15, 2026, Indivior Pharmaceuticals, Inc. (“Indivior”) held a special meeting of its stockholders (the “Indivior Special Meeting”). At the close of business on September 4, 2026, the record date for the Indivior Special Meeting, there were 118,031,934 shares of Indivior common stock (“Indivior Shares”) outstanding and entitled to vote at the Indivior Special Meeting, of which 91,206,182 Indivior Shares were present in person or represented by proxy at the Indivior Special Meeting, representing 77.27% of Indivior Shares outstanding and entitled to vote, which constituted a quorum to conduct business at the Indivior Special Meeting. At the Indivior Special Meeting, Indivior’s stockholders approved the proposal described below and which is described in greater detail in Indivior’s definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission on September 11, 2026. Stockholder action on a second proposal, to approve one or more adjournments of the Indivior Special Meeting to a later date or time, if necessary or appropriate, including adjournments to permit the solicitation of additional votes or proxies in favor of the Indivior Share Issuance Proposal (as defined below) if there are insufficient votes at the time of such adjournment to approve such proposal, was not required and no vote was taken on that proposal.

The final voting results with respect to the proposal considered and voted upon at the Indivior Special Meeting are set forth below.

Proposal 1: Indivior Share Issuance. To approve the issuance of the Indivior Shares in connection with the Merger as contemplated by the Merger Agreement, including for purposes of complying with the applicable provisions of Nasdaq Rule 5635 (the “Indivior Share Issuance Proposal”).

For	Against	Abstain	Broker Non-Vote
85,455,705	5,563,744	186,733	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIVIOR PHARMACEUTICALS, INC.

Date: October 15, 2026	By:	/s/ Ryan Preblick
	Name:	Ryan Preblick
	Title:	Chief Financial Officer